SECURITIES AND EXCHANGE COMMISSION

              Washington, D.C. 20549

                    FORM 8-K

                 CURRENT REPORT

      Pursuant to Section 13 or 15(d) of the
         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)
August 23, 1995

           FLEET FINANCIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

                  RHODE ISLAND
(State or other jurisdiction of incorporation)

1-6366                          05-0341324
(Commission File Number)       (IRS Employer
                             Identification No.)

50 Kennedy Plaza, Providence, Rhode Island 02903
(Address of principal executive offices)   (Zip
                                           Code)

Registrant's telephone number, including area
code:   401-278-5800

(Former name or former address, if changed since last report)

Item 5. Other Events.

     Pending Merger.  As previously reported,
Fleet Financial Group, Inc. ("Fleet") and Shawmut
National Corporation ("Shawmut") have
entered into an Agreement and Plan of Merger' dated February 20, 1995 (the "Merger
Agreement") providing for the merger of
Shawmut with and into Fleet (the "Merger").

     On August 23, 1995, Fleet and Shawmut issued joint press releases announcing their detailed divestiture proposal following extensive negotiations with regulators. The plan is subject to final approval by the Federal
Reserve Board when it finally considers Fleet's application to merge with Shawmut later this year. Copies of the press releases are filed as exhibits hereto and are incorporated by reference.

     For Additional information regarding the
Merger, see Fleet's Current Reports on Form 8-K dated February 20, 1995, February 21, 1995,
May 11, 1995, June 21, 1995, and August 11, 1995.

Item 7. Financial Statements, Pro Forma
Financial Information and Exhibits.

     (a)  Financial Statements of Business Acquired.
            Not applicable.

     (b)  Pro Forma Financial Information.
           Not applicable.

     (c)  Exhibits

     Exhibit No.         Description

     Exhibit 99.1        Joint Press Release of
                                FleetFinancial Group,
                                Inc. and Shawmut
                                National Corporation
                                Dated August 23, 1995
                                 (General)

     Exhibit 99.2        Joint Press Release of
                                 Fleet Financial  Group,
                                 Inc. and Shawmut
                                 National Corporation
                                Dated August 23, 1995
                                (Connecticut)

     Exhibit 99.3       Joint Press Release of
                               Fleet Financial Group,
                               Inc. and Shawmut
                               National Corporation
                              Dated August 23, 1995
                              (Massachusetts)

     Exhibit 99.4       Joint Press Release of
                              Fleet Financial Group,
                              Inc. and Shawmut
                              National Corporation
                              Dated August 23, 1995
                             (New Hampshire)

     Exhibit 99.5     Joint Press Relase of
                             Fleet Financial Group,
                             Inc. and Shawmut
                             National Corporation
                             Dated August 23, 1995
                            (Rhode Island)

                   SIGNATURES

     Pursuant to the requirements of theSecurities
Exchange Act of 1934, as amended, the
Registrant has duly caused this report to be signed in its behalf by the undersigned hereunto duly authorized.

                  FLEET FINANCIAL GROUP, INC.
                  Registrant

                  By /s/ William C. Mutterperl
                  William C. Mutterperl
                  Senior Vice President and
                  General Counsel


Dated:  August 23, 1995